SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2003

SYNTROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-21911	73-1565725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1350 South Boulder, Suite 1100 Tulsa, Oklahoma		74119-3295
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (918) 592-7900

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following exhibit is filed herewith:

99.1     Press Release issued April 29, 2003 regarding Syntroleum Corporation’s first quarter 2003 earnings.

ITEM 9. REGULATION FD DISCLOSURE (PROVIDED UNDER ITEM 12).

In accordance with SEC Release No. 33-8216, the following information, required to be furnished under Item 12 “Results of Operations and Financial Condition,” is instead furnished under Item 9 “Regulation FD Disclosure” and is incorporated by reference herein. This information is being furnished, not filed, pursuant to Item 12. Accordingly, this information will not be incorporated by reference into any registration statement filed by Syntroleum Corporation (“Syntroleum”) under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Syntroleum, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Syntroleum or any of its affiliates.

On April 29, 2003, Syntroleum reported first quarter 2003 earnings. For additional information regarding Syntroleum’s first quarter 2003 earnings, please refer to Syntroleum’s press release attached to this report as Exhibit 99.1 (the “Press Release”), which Press Release is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTROLEUM CORPORATION

Date: April 29, 2003	By:	/s/ Larry J. Weick
Larry J. Weick Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Press Release issued April 29, 2003 regarding Syntroleum Corporation’s first quarter 2003 earnings